[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit 10.32

Amendment Number Five to Non-Exclusive Distribution Agreement

This Amendment Number Five to the Non-Exclusive Distribution Agreement (“Amendment Number Five”) is made as of this 14th day of March, 2014, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the "Company") and BYRAM HEALTHCARE and all subsidiaries, a New Jersey corporation with offices located at 120 Bloomingdale Road, Suite 301, White Plains, NJ (the “Distributor”).

WITNESSETH

WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective October 12, 2009, as amended on September 30, 2010, and October 11, 2011, November 14, 2012, November 1, 2013 and pursuant to the consent to the assignment of the Non-Exclusive Distribution Agreement to Byram Healthcare dated May 2, 2012 (the “Agreement”).

WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 2.2 and 17.10 of the Agreement.

THEREFORE, Company and Distributor agree as follows:

1. SECTION 4. A new Section 4.1.37 shall be added as follows:

4.1.37 To adjudicate Product through the correct channel as determined by Product and benefit type. Distributor shall only adjudicate Retail Product (as defined in SCHEDULE 1) via a Pharmacy Benefit (a healthcare benefit that allows for reimbursement for products and supplies that is submitted via retail and/or pharmacy channels). All other Product shall be adjudicated via a Medical Benefit (a healthcare benefit other than a Pharmacy Benefit).

2. SECTION 4. A new Section 4.1.38 shall be added as follows:

4.1.38 Not to dispense or adjudicate Products in any manner that might expose Company to financial risk via duplicate discounting of product. Distributor shall only adjudicate Retail Products listed in Schedule 1 through the pharmacy benefit and acknowledges that adjudication of other Products in that manner would expose Company to financial risk. Company may validate managed care claim submissions to ensure that dispensed Retail Product utilization does not exceed Distributor’s purchased quantities of Company’s Retail Product as listed in Schedule 1 over the same period. If such excess is found, Distributor shall pay Company within [*****] of request, the difference between [*****]. The forgoing does not limit any other remedies that Company may have at law or in equity. Furthermore, shipment of product may be withheld until such time as Distributor has paid Company in full.

3. SCHEDULE 1. Schedule 1 is amended to include the following Products:

Retail Product

Product	Description	NDC	Transfer Price*
STK-RX-001	DEXCOM G4 PLATINUM RECEIVER KIT (RETAIL)	08627-0020-11	[*****]
STK-RX-PNK	DEXCOM G4 PLATINUM RECEIVER KIT (RETAIL)	08627-0020-21	[*****]
STK-RX-BLU	DEXCOM G4 PLATINUM RECEIVER KIT (RETAIL)	08627-0020-31	[*****]
STK-KX-001	DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER KIT (RETAIL)	08627-0030-11	[*****]
STK-KX-PNK	DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER KIT (RETAIL)	08627-0030-21	[*****]
STK-KX-BLU	DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER KIT (RETAIL)	08627-0030-31	[*****]
STT-RX-001	G4 PLATINUM TRANSMITTER KIT (RETAIL)	08627-0013-01	[*****]
STS-RX-041	G4 PLATINUM SENSORS – 4 PACK (RETAIL)	08627-0051-04	[*****]

*[*****]

In addition, if Distributor stocks Company’s Products, it shall deliver to Company a daily written Sales Tracing Report. The Sales Tracing Report shall include the information identified in SCHEDULE 3, as well as any other information reasonably requested by Company.

In the instance Distributor does not provide the Eligibility Report and, if applicable, the Sales Tracing Report within the required timeframe, the Transfer Price for Retail Products shall immediately revert to List Price with no discount for services rendered.

**[*****]
4. SCHEDULE 3. Schedule 3 is amended and restated in its entirety as follows:

Sales Tracing Report Format

Required Reporting Frequency:    Daily
Format:                .csv (comma-delimited file)

Delivery Method:	Dexcom controlled secure file transfer protocol site specific to Distributor

Dexcom, Inc.
Sales Tracings Requirements

Field	Format	Desired State	Comments
Dexcom drop ship info included	Text	No
Frequency	Text	Daily
Format	Text	CSV
Delivery method	Text	sftp
Customer ID Number	Text	Unique identifier	A unique identifying number for each customer
Customer First Name	Text	Separate field for first
Customer Last Name	Text	Separate field for last
Customer Street Address	Text	Customer Street Address
Customer City	Text	Customer City
Customer State	Text	Customer State
Customer ZIP Code	Text	Customer ZIP Code	5-character; text so leading zeros are included; no Zip + 4 numbers

Customer DOB	Text	Customer DOB	MM/DD/YYYY
Customer Phone	Text	Text
Customer Email	Text	Text
Physician First Name	Text	Separate field for first
Physician Last Name	Text	Separate field for last
Physician Street Address	Text	Physician Street Address
Physician City	Text	Physician City
Physician State	Text	Physician State
Physician ZIP Code	Text	Physician ZIP Code	5-character; text so leading zeros are included; no Zip + 4 numbers
Physician NPI	Text	Physician NPI
Medical Facility Name	Text	Medical Facility Name
Medical Facility Street Address	Text	Medical Facility Street Address
Medical Facility City	Text	Medical Facility City
Medical Facility State	Text	Medical Facility State
Medical Facility ZIP Code	Text	Medical Facility ZIP Code
Insurance Name	Text	Insurance Name
Item Number	Text	Item Number
Quantity	Text	Quantity	Unit quantity - e.g. 1 box of sensors is '1', and not the number of individual sensors included
Benefit Type	Text	Benefit Type	DME or Pharmacy
H/W Lot Number		H/W Lot Number	Where distributor stocks and ships hardware
H/W Serial Number		H/W Serial Number	Where distributor stocks and ships hardware
Date of Sale		Date of Sale	MM/DD/YYYY
Shipper		Dexcom or distributor name	Dexcom or Distributor, where distributor provides tracings including shipments from both locations

5. SCHEDULE 5. Schedule 5 is amended and restated in its entirety as follows:

SCHEDULE 5

Quality Agreement

1.0	SCOPE

1.1
This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement dated October 12, 2009, as amended on September 30, 2010, and October 11, 2011, November 14, 2012, November 1, 2013 and pursuant to the consent to the assignment of the Non-Exclusive Distribution Agreement to Byram Healthcare dated May 2, 2012 (the “Agreement”) between Distributor and Company pertaining to the distribution and sale of Products. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

1.2	This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.

2.0	DEFINITIONS / ACRONYMS

2.1	“Applicable Documents”: Documents used to develop a specific document (i.e. standards, regulations) and documents referenced in the text of the specific document.

2.2
"Government Agency" means any body which has the authority to act on behalf of the government of the Union or State to ensure that the requirements of all laws applicable to the Products and Distributor are carried out and adhered to in the State.

2.3
"Customer Complaint" means any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety or performance of a medical device that has been placed on the market.

2.4	“CGM”: Continuous Glucose Monitoring.

2.5	“Correction” means repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product without its physical removal to some other location.

2.6
“Document” means any information, either written or stored electronically, including specifications, procedures, standards, methods, instructions, plans, files, forms, notes, reviews, analyses, and reports.

2.7
“Government Agency” means a federal (e.g. FDA) or state (Health and Human Services Food and Drug Branch) organization that has the power to provide services for conformity assessment on the conditions set out in the Federal Food, Drug, and Cosmetic Act (FD&C Act) and United States Code (U.S.C) as part for the sale of medical device products. This normally means assessing the manufacturers conformity to the essential requirements listed in each directive.

2.8
“Lot” or “Batch” means one or more components or finished devices that consist of a single type, model, class, size, composition, or software version that are manufactured under essentially the same conditions and that are intended to have uniform characteristics and quality within specified limits.

2.9
“Label” means a display of written, printed, or graphic matter upon the immediate container of any article. Any word, statement, or other information appearing on the immediate container must also appear “on the outside container or wrapper, if any there be, of the retain package of such article, or is easily legible through the outside container of wrapper.”

2.10
“Labeling” means any Labels and other written, printed, or graphic matter (1) upon any article or any of its containers or wrappers, or (2) displaying such article” at any time while a device is held for sale after shipment or delivery for shipment in interstate commerce.

2.11
“Quality Records” means Documents containing recorded information, regardless of the medium or characteristic, which demonstrate the effectiveness of the quality management system and that provide evidence that products meet regulatory requirements and comply with specified product requirements.

2.12	“Removal” means the physical removal of a device from its point of use to some other location for repair, modification, adjustment, relabeling, destruction, or inspection.

2.13
“Stock Recovery” means the correction or removal of a device that has not been marketed or that has not left the direct control of the manufacturer, i.e., the device is located on the premises owned, or under the control of, the manufacturer, and no portion of the lot, model, code, or other relevant unit involved in the corrective or removal action has been released for sale or use.

2.14
"Recall" means when there is a risk of death or serious deterioration to the state of health, the return of a medical device to the supplier, its modification by the supplier at the site of installation, its exchange or its destruction, in accordance with the instructions contained in the advisory notice.

2.15
"Medical Device Reporting System" is a system of incident reporting to the Federal Food and Drug Administration (FDA), for all medical devices which are approved for inter-state commerce, where such incidents lead to corrective action relevant to medical devices. Medical Device Reporting Systems maintained by the Distributor shall comply with all applicable laws, the rules and regulations promulgated by the Federal or any State. This system is intended to allow data to be correlated between the FDA and manufactures to improve the protection of health and safety of patients, users and others by reducing the likelihood of the same type of adverse incident being repeated in different places at different times.

3.0	PROCESS CONTROLS

3.1
Both parties shall be responsible for all process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control, contamination control, complaint handling and trending and process validations, as required by Title 21 of United States Code of Federal Regulations, and other applicable regulations, and governmental laws.

3.2	Both parties shall maintain appropriate documented procedures.

3.3
Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.

4.0	TRAINING AND DOCUMENT CHANGE CONTROL

4.1
Distributor shall be responsible for managing an effective employee training program and document change control system relative to the receipt, identification, traceability, storage, handling, inventory control, contamination control and complaint handling and trending at the location of Distributor and its third party suppliers.

4.2	Distributor must train its employees to perform their job function and to this Quality Agreement as required.

5.0	VALIDATION

5.1	Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.

5.2
Both parties shall be responsible for managing an effective product and process validation system relative to the distribution of the Products at the location of the Distributor and its third party suppliers.

5.3	Both parties shall develop and implement validation or qualification protocols for significant processes, equipment, and computer systems.

5.4	Company shall be responsible for managing an effective product and process validation system relative to the manufacture of the Products at the location of the Company and its third party suppliers.

6.0	DISTRIBUTION AND HANDLING

6.1	Products shipped by the Distributor must be shipped using documented procedures for the handling, storage, packaging, preservation, and delivery of the Products.

6.2	Distributor shall deliver Products to its customers using documented procedures for handling, storage, packing, preservation, and delivery of the Products.

6.3	Disposables must have at least three months of expiration dating left, unless specific variance by lot number has been agreed to by both parties, before being shipped to any end-user customer.

6.4
The Distributor will not modify any product packaging that it receives from the Company. Shipping containers shall be validated to ensure that the safety and integrity of the Product is maintained during transit, including shipping methods that conform with the Product’s acceptable temperature and humidity ranges.

6.5	Distributor must maintain storage & handling as follows:
G4 Platinum Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

G4 Platinum Product - Retail

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative
G4 Platinum Product - Pediatric

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

7.0	LOT TRACEABILITY

7.1
Distributor shall establish and maintain procedures for identifying the Products by suitable means from receipt and during all stages of production and delivery. This shall include procedures to provide full lot traceability for each unit, lot, or batch of finished Products during all stages of production and delivery to the Distributor.

7.2	Distributor shall establish and maintain procedures to provide traceability to the first consignee.

7.3	Distributor shall establish and maintain procedures to provide traceability to the end user.

7.4	Both parties shall use reasonable efforts to assist the other in maintaining respective lot traceability.

7.5	Both parties are required to track the following information detailed in the table to the end user.

8.0	G4 Platinum Product

Product	Description	Lot traceability Tracking Requirement
STK-GL-001	G4 Platinum Receiver Kit – BLK	Lot Number identified on the box
STK-GL-PNK	G4 Platinum Receiver Kit – PNK	Lot Number identified on the box
STK-GL-BLU	G4 Platinum Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-GL-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-GL-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-GL-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

9.0	G4 Platinum Product - Pediatric

Product	Description	Lot traceability Tracking Requirement
STK-KD-001	G4 Platinum Pediatric Receiver Kit – BLK	Lot Number identified on the box
STK-KD-PNK	G4 Platinum Pediatric Receiver Kit – PNK	Lot Number identified on the box
STK-KD-BLU	G4 Platinum Pediatric Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-KD-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-KD-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-KD-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

10.0	G4 Platinum Product - Retail

Product	Description	Lot traceability Tracking Requirement
STK-RX-001	DEXCOM G4 PLATINUM RECEIVER KIT (RETAIL)	Lot Number identified on the box
STK-RX-PNK	DEXCOM G4 PLATINUM RECEIVER KIT (RETAIL)	Lot Number identified on the box
STK-RX-BLU	DEXCOM G4 PLATINUM RECEIVER KIT (RETAIL)	Lot Number identified on the box
STK-KX-001	DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER KIT (RETAIL)	Lot Number identified on the box
STK-KX-PNK	DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER KIT (RETAIL)	Lot Number identified on the box
STK-KX-BLU	DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER KIT (RETAIL)	Lot Number identified on the box
STT-RX-001	G4 PLATINUM TRANSMITTER KIT (RETAIL)	Lot Number identified on the box
STS-RX-041	G4 PLATINUM SENSORS – 4 PACK (RETAIL)	Lot Number identified on the box

11.0	PACKAGING AND LABELING

11.1	Company shall provide packaging and labeling specifications that call out clear labeling requirements.

11.2	Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.

11.3	Distributor shall not modify the labels, primary or secondary packaging, inserts or accompanying documentation without the written approval of the Company.

12.0	FINISHED PRODUCT NON-CONFORMANCES

12.1	Any nonconforming finished product requires written approval from Company’s Quality Assurance before shipment to any Customer by Distributor.

13.0	COMPLAINT HANDLING AND REPORTING

13.1
Distributor shall be responsible for the establishment and maintenance of a system for handling all Tier I Complaints pertaining to Products distributed under the Agreement. "Complaint" means any written, electronic, telephone call and/or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a device after it is released to distribution. A complaint is any indication of the failure of a device to meet customer or user expectations for quality or to meet performance specifications. A “Tier I Complaint” includes complaints that pertain to the purchase, payment, billing, delivery, packaging and customer service. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not perform any Tier II Complaint Handling, as defined below.

13.2
Company shall be responsible for the establishment and maintenance of a system for handling Tier II Complaints pertaining to Products distributed under the Agreement. A “Tier II Complaint” includes complaints that pertain to product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files. It shall also include adverse event reporting to the appropriate governmental authorities as required by regulations in the applicable jurisdictions.

13.3	Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:

13.3.1	Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).

13.3.2	Regulatory enforcement actions such as injunctions or seizures.

13.3.3	FDA registration activity (e.g., non-conformance notices, hold points).

13.3.4	Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.

13.3.5	Adverse incidents relating to customers within the Territory (e.g., MDR’s.).

13.4	Distributor shall notify Company in writing of the following:

13.4.1	Any serious regulatory action relating to the Products.

13.4.2	Tier I Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly all phone call inquiries and Tier I Complaint data pertaining to Products.

13.4.3
If an adverse incident is received that may be subject to FDA’s Medical Device Reporting regulation that pertain to Products and Instruments, then Distributor shall notify Company no later than 24 hours following Distributor’s initial receipt of the adverse event.

13.4.4	Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 5 working days following Distributor’s initial receipt of the complaint.

14.0	FIELD ACTIONS

14.1	The Company will be responsible for the initiation of any recalls or other field actions related to the Products.

14.2
Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.

14.3	If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers.

15.0	AUDITS

15.1
Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours at its own expense and upon thirty (30) days notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least $3,000,000), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year or more frequently in the instance there exists a material difference between the inventory records of Distributor and Company.

16.0	RECORD RETENTION

16.1	Both parties shall retain all sales and medical records as required by law.

16.2
Prior to any record destruction pertaining to Company Products and Instruments, the Distributor will notify the Company in writing. If the record destruction is not approved the Company will assume responsibility of the records.

17.0	REGULATORY AND REGISTRATION ADMINISTRATION

17.1
Distributor, at its expense, is responsible for registration responsibilities, and for agreed upon domestic registration costs in accordance with Federal and State regulations. Distributor shall provide sufficient data and information to support domestic registrations.

17.2
Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.

18.0	QUALITY SYSTEM COMPLIANCE

18.1
Distributor shall establish and maintain a quality system in compliance with Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws. Distributor shall also ensure that its contract vendors maintain a quality system in compliance with current Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws.

18.2
Distributor acknowledges that without registering as an out-of-state home medical device retail facility, an out-of-state home medical device retail facility shall not sell or distribute prescription devices in this state through any person or media other than a wholesaler who is licensed pursuant to Chapter 9 (commencing with Section 4000) of Division 2 of the California Business and Professions Code.

19.0	ADDITIONAL DISTRIBUTOR REQUIREMENTS

19.1	Distributor agrees to comply with all applicable laws and regulations. Distributor agrees to obtain the necessary licenses to meet its obligations under this agreement.

19.2
Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed. Products identified in this Quality Agreement are not in conflict with the laws of the importing country.

6. SCHEDULE 6. A new Schedule 6 shall be added as follows:

SCHEDULE 6

The Eligibility Report

Required Reporting Frequency:        Monthly
Format:                    .csv (comma-delimited file)

Delivery Method:	Dexcom controlled secure file transfer protocol site specific to Distributor

The Eligibility Report will include the following fields:

Territory
Patient Name

Customer Number
Patient DOB
Patient Gender
Patient Address
Patient Zip
Patient Contact Info
Clinic
Physician
Physician Zip
Primary Insurance
Primary Insurance Member
Secondary Insurance
Secondary Insurance Member
Employer Group No (Primary)
Policy Holder Name (Primary)
Relationship to Patient (Primary)
PBM (Primary)
RxBin (Primary)
RxGroup (Primary)
Rxld (Primary)
PCN (Primary)
Pharmacy Deductible Remaining
Receiver (Primary) Pharmacy Coverage Copay (No Coverage or Copay Amount)
Transmitter (Primary) Pharmacy Coverage Copay (No Coverage or Copay Amount)
Sensor (Primary) Pharmacy Coverage Copay (No Coverage or Copay Amount)
Receiver (Secondary) Pharmacy Coverage Copay (No Coverage or Copay Amount)
Transmitter (Secondary) Pharmacy Coverage Copay (No Coverage or Copay Amount)
Sensor (Secondary) Pharmacy Coverage Copay (No Coverage or Copay Amount)

7. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number Five as of date first set out above.

Signed by:    /s/ Jess Roper
Jess Roper
Title:     V.P. and Chief Financial Officer

for and on behalf of
DexCom, Inc.

Signed by:        /s/ Perry Bernocchi
Name: Perry Bernocchi
Title: CEO

for and on behalf of
Byram